Registration No. 2-94184
                                                                     Rule 497(c)
================================================================================
Reich & Tang                                                    600 Fifth Avenue
Equity Fund, Inc.                                            New York, NY  10020
                                                                  (212) 830-5220



April 6, 2000

SUPPLEMENT TO PROSPECTUS DATED MAY 3, 1999


     On March 22, 2000, the Board of Directors of Reich & Tang Equity Fund, Inc. (the "Fund") approved an Agreement and Plan of Reorganization and Liquidation (the "Plan") which contemplates the transfer of all of the assets and liabilities of the Fund in exchange for Institutional Class shares of Delafield Fund, Inc. ("Delafield"). Following such transfer, Institutional Class shares of Delafield will be distributed to shareholders of the Fund and the Fund will be subsequently dissolved. As a result of the proposed transaction, each shareholder of the Fund will receive that number of full and fractional Institutional Class shares of Delafield equal in value at the time of the exchange to the value of such shareholders of the Fund.

     The Board of Directors has determined that the interests of existing shareholders of R&T Equity will not be diluted as a result of the transaction contemplated by the Plan. Both the Fund and Delafield share three common directors on the Board of Directors. Both Funds are equity funds with similar investment objectives and strategies. The Fund is managed by Reich & Tang Asset Management L.P. and Delafield is managed by the Delafield Asset Management Division of Reich & Tang Asset Management L.P. (Reich & Tang Asset Management L.P. and its Delafield Asset Management Division may be referred to herein as "Reich & Tang"). The Board of Directors and Reich & Tang recognize that greater economies of scale and efficiencies can be attained by combining the assets of the Funds and that since the investment objectives are very similar, such a combination would not materially alter the investment experience of the shareholders of the Fund.

     The Plan is subject to the affirmative approval of the shareholders of the Fund.